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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 July 20, 1999
                                 -------------
                Date of Report (Date of earliest event reported)


                         CREDENCE SYSTEMS CORPORATION
                         ----------------------------
               (Exact name of registrant as specified in charter)


             Delaware                 0-22366                 94-2878499
             --------                 -------                 -----------
  (State or other jurisdiction  (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)


   215 Fourier Avenue, Fremont,California                        94539
  ----------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code    (510) 657-7400
                                                      --------------


                                   N/A
------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On July 20, 1999, the Registrant issued a press release announcing the acquisition by Fluence Technology, Inc., a wholly owned subsidiary of the Registrant, of Opmaxx, Inc.


Item 7.  Exhibits.

         Copy of the Registrant's July 20, 1999 press release announcing the acquisition by Fluence Technology, Inc., a wholly owned subsidiary of the Registrant, of Opmaxx, Inc. is attached hereto as Exhibits 99.1 and incorporated herein by reference.
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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CREDENCE SYSTEMS CORPORATION
                                       ----------------------------
                                       (Registrant)


Date:  July 21, 1999                   By  /s/Dennis P. Wolf
                                          -------------------

                                       Name:   Dennis P. Wolf
                                       Title:  Co-President and
                                       Chief Financial Officer
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                               INDEX TO EXHIBITS

    Exhibit No.               Description
    -----------               -----------

       99.1 Press Release disseminated on July 20, 1999 announcing the acquisition by Fluence Technology, Inc., a wholly owned subsidiary of the Registrant, of Opmaxx, Inc.